UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 2, 2013

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In a preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2013 for a special meeting of shareholders to be held on May 15, 2013 (the “Special Meeting”), Southern Connecticut Bancorp, Inc. (the “Company”) disclosed that the record date for shareholders entitled to notice of, and to vote at, the Special Meeting was March 22, 2013. On April 2, 2013, the Board of Directors of the Company amended the record date for shareholders entitled to notice of, and to vote at, the Special Meeting to April 12, 2013. Such amended record date of April 12, 2013 will be set forth in the Company’s definitive proxy statement to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CONNECTICUT BANCORP, INC.

Date: April 5, 2013	By:	/s/ Stephen V. Ciancarelli
Stephen V. Ciancarelli Chief Financial Officer